UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2021

Science 37 Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39727	84-4278203
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Corporate Pointe Suite 320 Culver City, CA	90230
(Address of principal executive offices)	(Zip Code)

(984) 377-3737
Registrant’s telephone number, including area code

LifeSci Acquisition II Corp.

250 West 55th Street, #3401

New York, New York 10019

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SNCE	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “S37” and the “Company” refer to Science 37 Holdings, Inc., a Delaware corporation, and its consolidated subsidiaries, including Science 37, Inc., following the Closing (as defined below). Unless the context otherwise requires, references to “LSAQ” refer to LifeSci Acquisition II Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement /Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

As disclosed under the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 70 of the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on September 24, 2021 by LSAQ, LSAQ entered into an Agreement and Plan of Merger, dated May 6, 2021 (the “Merger Agreement”), by and among LSAQ, LifeSci Acquisition II Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of LSAQ (“Merger Sub”), and Science 37, Inc., a Delaware corporation (“Legacy Science 37”). Pursuant to the Merger Agreement, Merger Sub was merged with and into Legacy Science 37, with Legacy Science 37 surviving the merger as a wholly owned subsidiary of LSAQ (the “Business Combination” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). The foregoing description of the Merger Agreement and the Amendment is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Report.

On October 4, 2021, LSAQ held a special meeting of stockholders (the “Special Meeting”), at which the LSAQ stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Merger Agreement and (b) approving the other transactions and matters contemplated by the Merger Agreement and related agreements as described in the Proxy Statement/Prospectus.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, following the Special Meeting, on October 6, 2021, the Transactions were consummated.

Item 2.01 of this Report discusses the consummation of the Transactions and the entry into agreements relating thereto and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above in Item 1.01 of this Report, on October 4, 2021, LSAQ held the Special Meeting, at which the LSAQ stockholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the Transactions. On October 6, 2021 (the “Closing Date”), the parties consummated the Business Combination (the “Closing”). In connection with the Closing, the Company changed its name from LifeSci Acquisition II Corp. to Science 37 Holdings, Inc.

Holders of 2,299,493 shares of LSAQ’s common stock sold in its initial public offering (the “public shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from LSAQ’s initial public offering, calculated as of two business days prior to the consummation of the Business Combination, which was approximately $10.00 per share, or $23,003,944 in the aggregate.

As a result of the Business Combination, the following occurred:

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Preferred Stock. Immediately prior to the Effective Time, each issued and outstanding share of Legacy Science 37’s Series A, Series B, Series C, Series D and Series D-1 redeemable convertible preferred stock, par value $0.0001 per share (collectively, the “Science 37 Preferred Stock”), was converted into shares of the common stock, par value $0.0001 per share, of Science 37 (the “Science 37 common stock”) at the then-applicable conversion rate (the “Science 37 Preferred Stock Conversion”).

Common Stock. At the Effective Time, following the Science 37 Preferred Stock Conversion, each share of Science 37 Common Stock (including shares of Science 37 Common Stock outstanding as a result of the Science 37 Preferred Stock Conversion, but excluding shares the holders of which perfect rights of appraisal under Delaware law) converted into the right to receive such number of shares of our common stock (“Common Stock”) equal to the Exchange Ratio (subject to rounding mechanisms as described in the Merger Agreement) and a number of Earn-Out Shares (as defined below). The Exchange Ratio is defined in the Merger Agreement to be the quotient of (i) 100,000,000 divided by (ii) the number of shares of Science 37’s Fully Diluted Capital Stock (as defined in the Merger Agreement). The Exchange Ratio was equal to approximately 1.815.

Stock Options. At the Effective Time, each outstanding option to purchase shares of Science 37 Common Stock granted under the Science 37, Inc. 2015 Stock Plan (each, a “Science 37 Option”), whether or not then vested and exercisable, was converted automatically (and without any required action on the part of such holder of outstanding Science 37 Option) into an option to purchase a number of shares of Common Stock equal to the number of shares subject to such Science 37 Option immediately prior to the Effective Time multiplied by the Exchange Ratio (rounded down to the nearest whole share), with a per share exercise price equal to the exercise price per share of Science 37 Common Stock of such Science 37 Option immediately prior to the Effective Time divided by the Exchange Ratio (rounded up to the nearest whole cent).

Earn-Out Shares. Following the Closing, former holders of shares of Science 37 Common Stock (including shares received as a result of the Science 37 Preferred Stock Conversion) and former holders of Science 37 Options are entitled to receive their respective pro rata shares of up to 12,500,000 additional shares of Common Stock (the “Earn-Out Shares”) if, within the three-year period beginning on the Closing Date, the closing share price of the Common Stock equals or exceeds either of two share price thresholds as set forth in the Merger Agreement over a period of at least 20 trading days within a 30-day trading period (each, a “Triggering Event”) and, in respect of a former holder of Science 37 Options, the holder continues to provide services to the Company or one of its subsidiaries at the time of such Triggering Event. If there is a change of control of the Company or its successor within such three-year period following the Closing that will result in the holders of Common Stock receiving a per share price equal to or in excess of any Triggering Event threshold(s), then immediately prior to such change of control, any Triggering Event that has not previously occurred shall be deemed to have occurred and the Company shall issue the Earn-Out Shares to the former holders of shares of Science 37 Common Stock and former holders of Science 37 Options in accordance with their respective pro rata shares.

Pursuant to subscription agreements entered into in connection with the Merger Agreement (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 20,000,000 newly-issued shares of Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $200,000,000 (the “PIPE Investment”). At the Closing, the Company consummated the PIPE Investment.

After giving effect to the Transactions, the redemption of public shares as described above, and the consummation of the PIPE Investment there are currently 114,707,150 shares of Common Stock issued and outstanding.

The Company’s Common Stock commenced trading on the Nasdaq Global Market (“Nasdaq”) under the symbol “SNCE” on October 7, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination.

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As noted above, an aggregate of $23,003,944 was paid from the Company’s trust account to holders that properly exercised their right to have public shares redeemed, and the remaining balance immediately prior to the Closing of approximately $57.1 million remained in the trust account. The remaining amount in the trust account was used to fund the Business Combination.

Form 10 Information

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as LSAQ was immediately before the consummation of the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Combined Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements, including statements about the anticipated benefits of the Business Combination, and the financial condition, results of operations, earnings outlook and prospects of the Company and may include statements for the period following the consummation of the Business Combination. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of the Company as applicable and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that may impact such forward-looking statements include:

•	expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, backlog conversion, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and ability to invest in growth initiatives and pursue acquisition opportunities;

•	risks related to the Company’s technology, intellectual property and data privacy practices;

•	risks related to the Company’s reliance on third parties;

•	risks related to the general economic and financial market conditions; political, legal and regulatory environment; and the industries in which the Company operates;

•	the ability to recognize the anticipated benefits of the Business Combination;

•	the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all;

•	limited liquidity and trading of the Company’s securities;

•	volatility in the price of Science 37’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Science 37 plans to operate, variations in performance across competitors and changes in laws and regulations affecting Science 37’s business;

•	geopolitical risk and changes in applicable laws or regulations;

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•	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors;

•	operational risks;

•	the risks that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic, may have an adverse effect on our business operations, as well as our financial condition and results of operations; and

•	litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands resulting therefrom on the Company’s resources.

The forward-looking statements contained in this Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Transactions and the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section entitled “Information About Science 37” beginning on page 124 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 29 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on page 25 of the Proxy Statement/Prospectus under the heading “Summary Risk Factors” and are incorporated herein by reference.

Financial Information

The financial information of the Company is described in the Proxy Statement/Prospectus in the sections entitled “Selected Historical Consolidated Financial and Operating Data of Science 37” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Science 37” beginning on pages 27 and 147 thereof, respectively, and are incorporated herein by reference.

The financial information of LSAQ is described in the Proxy Statement/Prospectus in the sections entitled “Selected Historical Financial Information of LSAQ” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of LSAQ” beginning on pages 26 and 120 thereof, respectively, and are incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the financial information of the Company and LSAQ, and to Exhibit 99.2, which is incorporated herein by reference.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock immediately following consummation of the Transactions by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares. Unless otherwise noted, the address of each beneficial owner is c/o Science 37, Inc., 600 Corporate Pointe, Suite 320, Culver City, CA 90230.

The beneficial ownership of our Common Stock is based on 114,707,150 shares of Common Stock issued and outstanding immediately following consummation of the Transactions, including the redemption of public shares as described above and the consummation of the PIPE Investment.

Beneficial Ownership Table

Name and Address of Beneficial Owner	Number of Shares	% of Ownership
5% Holders
Entities affiliated with Redmile Group, LLC(1)	19,808,234	17.3
Pharmaceutical Product Development, LLC(2)	17,379,797	15.2
Entities affiliated with Lux Capital(3)	15,164,556	13.2
Entities affiliated with LifeSci Holdings, LLC(4)	6,864,384	6.0
Directors and Executive Officers
David Coman(5)	2,287,342	2.0
Mike Zaranek(6)	362,162	*
Darcy Forman(7)	116,295	*
Jonathan Cotliar(8)	638,456	*
Steven Geffon(9)	457,468	*
Christine Pellizzari	0	—
John W. Hubbard(10)	143,048	*
Neil Tiwari	0	—
Robert Faulkner	0	—
Adam Goulburn	0	—
Bhooshitha B. De Silva	0	—
Emily Rollins	0	—
All directors and executive officers as a group (12 individuals)(11)	4,004,769	3.4

*         Less than 1%.

(1) Consists of: (a) 3,829,013 shares of common stock held by RAF, L.P., (b) 3,110,595 shares of common stock held by Redmile Capital Offshore II Master Fund, Ltd., (c) 7,252,571 shares of common stock held by Redmile Private Investments II, L.P., (d) 616,055 shares of common stock held by Redmile Strategic Master Fund, LP, and (e) 5,000,000 shares of common stock held by RedCo II Master Fund, L.P. Redmile Group, LLC is the investment manager/adviser to each of the private investment vehicles listed in items (a) through (e) (collectively, the “Redmile Funds”) and, in such capacity, exercises voting and investment power over all of the securities held by the Redmile Funds and may be deemed to be the beneficial owner of these securities. Jeremy C. Green serves as the managing member of Redmile Group, LLC and also may be deemed to be the beneficial owner of these shares. Redmile Group, LLC, Mr. Green and Robert Faulkner each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. The address of the Redmile Funds, Mr. Green and Mr. Faulkner is c/o Redmile Group, LLC, One Letterman Dr., Building D, Suite D3-300, San Francisco, CA 94129.

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(2) Wildcat Acquisition Holdings (UK) Limited (“Wildcat”) is the sole member of Pharmaceutical Product Development, LLC; Jaguar Holding Company II (“Jaguar II”) is the sole shareholder of Wildcat; Jaguar Holding Company I, LLC (“Jaguar “) is the sole shareholder of Jaguar II; Eagle Holding Company II, LLC (“Eagle II”) is the sole member of Jaguar I; and PPD, Inc., a Delaware corporation, is the sole member of Eagle II. By virtue of such relationships, each may be deemed to have beneficial ownership over such securities, and each disclaim beneficial ownership of such securities, except to the extent of its or their pecuniary interest therein, if any. The business address of Pharmaceutical Product Development, LLC is 929 North Front Street, Wilmington, NC 28401.

(3) Consists of (a) 3,505,890 shares of common stock held by Lux Co-Invest Opportunities, L.P. and (b) 11,658,666 shares of common stock held by Lux Ventures IV, L.P. Lux Co-Invest Partners, LLC is the general partner of Lux Co-Invest Opportunities, L.P. and exercises voting and dispositive power over the shares held by Lux Co-Invest Opportunities, L.P. Lux Venture Partners IV, LLC is the general partner of Lux Ventures IV, L.P. and exercises voting and dispositive power over the shares noted herein held by Lux Ventures IV, L.P. Peter Hebert and Josh Wolfe are the individual managing members of Lux Venture Partners IV, LLC and Lux Co-Invest Partners, LLC (the “Individual Lux Managers”). The Individual Lux Managers, as the sole managers of Lux Venture Partners IV, LLC and Lux Co-Invest Partners, LLC, may be deemed to share voting and dispositive power for the shares held by Lux Ventures IV, L.P. and Lux Co-Invest Opportunities, L.P. Each of Lux Venture Partners IV, LLC, Lux Co-Invest Partners, LLC and the Individual Lux Managers separately disclaim beneficial ownership over the shares noted herein except to the extent of their pecuniary interest therein. The address for these entities and individuals is c/o Lux Capital Management, 920 Broadway, 11th Floor, New York, NY 10010.

(4) Consists of (a) 4,918,488 shares of common stock owned by LifeSci Holdings LLC and (b) 1,945,896 shares of common stock owned by LifeSci Ventures Partners II, LP. Michael Rice and Andrew McDonald are the managing members of LifeSci Holdings LLC and the general partners of LifeSci Ventures Partners II, LP. The address for these entities and individuals is c/o Science 37 Holdings, Inc., 600 Corporate Pointe, Suite 320, Culver City, CA 90230.

(5) Represents 726,137 shares of Common Stock and 1,561,205 options to purchase shares of Common Stock.

(6) Represents 362,162 options to purchase shares of Common Stock.

(7) Represents 42,547 shares of Common Stock and 73,748 options to purchase shares of Common Stock.

(8) Represents 535,341 shares of Common Stock and 103,115 options to purchase shares of Common Stock.

(9) Represents 457,468 options to purchase shares of Common Stock.

(10) Represents 143,048 options to purchase shares of Common Stock.

(11) Represents 1,304,023 shares of Common Stock and 2,700,746 options to purchase shares of Common Stock.

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Directors and Executive Officers

The Company’s directors and executive officers upon the Closing are described in the Proxy Statement/Prospectus in the section entitled “Directors and Officers of the Combined Company After the Business Combination” beginning on page 203 thereof and that information is incorporated herein by reference.

Directors

Pursuant to the approval of LSAQ stockholders from the Special Meeting, the following persons will constitute the Board effective upon the Closing: David Coman, John W. Hubbard, Neil Tiwari, Robert Faulkner, Adam Goulburn, Bhooshitha B. De Silva and Emily Rollins. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of the Combined Company After the Business Combination” beginning on page 203, which is incorporated herein by reference.

Committees of the Board of Directors

Effective as of the Closing, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Closing, the Board appointed Emily Rollins, Neil Tiwari and John Hubbard to serve on the Audit Committee. The Board appointed John Hubbard, Neil Tiwari and Bhooshitha B. De Silva to serve on the Compensation Committee. The Board appointed Robert Faulkner, John Hubbard and Adam Goulburn to serve on the Nominating and Corporate Governance Committee.

Executive Officers

Effective as of the Closing, each of Andrew McDonald, Michael Rice and David Dobkin resigned as the Chairman, Chief Executive Officer and member of the board of directors of LSAQ (“LSAQ Board Member”), Chief Operating Officer and LSAQ Board Member, and Chief Financial Officer and LSAQ Board Member, respectively, and each of Thomas Wynn, Thomas Mathers, Elizabeth Barrett, Graham Walmsley and Scott Hanssen resigned as Board Members. Effective as of the Closing, the Board appointed David Coman to serve as Chief Executive Officer, Mike Zaranek to serve as Chief Financial Officer, Darcy Forman to serve as Chief Delivery Officer, Jonathan Cotliar to serve as Chief Medical Officer, Steven Geffon to serve as Chief Commercial Officer and Christine Pellizzari to serve as Chief Legal Officer.

Executive Compensation

Option Grants

In connection with the Business Combination, effective as of October 7, 2021, the Board approved the grant of stock options under our 2021 Incentive Award Plan (the “2021 Plan”) to each of David Coman, our Chief Executive Officer, Steven Geffon, our Chief Commercial Officer, and Jonathan Cotliar, our Chief Medical Officer, covering 981,437, 467,351 and 442,754, respectively, shares of our Common Stock. In addition, effective as of October 7, 2021, the Board approved the grant of an additional stock option to Mr. Geffon covering 550,000 shares of our Common Stock.

Each stock option will vest and become exercisable as to 25% of the underlying shares subject to the option on the first anniversary of the vesting start date, and with respect to 1/48th of the shares subject to the option on each monthly anniversary of the applicable vesting start date thereafter, subject to the applicable executive’s continued service through the applicable vesting date.

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Executive Severance Policy

Effective as of October 7, 2021, the Company adopted the Executive Severance Policy (the “Severance Policy”) under which the Company’s Chief Executive officer and other members of the Company’s senior executive team are eligible to receive certain severance payments and benefits upon a termination of employment without “cause” (as defined in the Severance Policy). The Severance Policy is administered by the Compensation Committee, which has the authority to (among other things) determine who will be eligible for payments and benefits under the Severance Policy.

The Severance Policy provides that, in the event that an applicable executive’s employment with the Company is terminated without “cause” more than thirty days before or more than twelve months after a “change in control” of the Company (as defined in the 2021 Plan), he or she will receive the following severance payments and benefits: (i) six months’ continued payment of base salary, (ii) any earned, unpaid annual bonus for the calendar year immediately prior to the year in which the termination occurs, and (iii) Company-subsidized COBRA coverage for up to six months following termination.

In the event that the applicable executive’s employment is terminated without “cause” within thirty days before or twelve months after a “change in control” of the Company, he or she will instead receive the following severance payments and benefits: (i) twelve months’ continued payment of base salary, (ii) any earned, unpaid annual bonus for the calendar year immediately prior to the year in which the termination occurs, (iii) a pro-rated target cash performance bonus for the calendar year in which the termination occurs, (iv) Company-subsidized COBRA coverage for up to twelve months following termination, and (v) full acceleration of all then-outstanding equity awards held by such executive.

All payments and benefits under the Severance Policy are subject to the applicable executive’s timely execution and non-revocation of a release of claims in favor of the Company and continued compliance with applicable restrictive covenants.

The Severance Policy contains an Internal Revenue Code Section 280G “best pay” provision, pursuant to which any payments or benefits under the Severance Policy will be paid in full or reduced to the extent that such payments and benefits will not be subject to the excise tax under Internal Revenue Code Section 4999, whichever results in the better after-tax treatment for the applicable executive.

Director Compensation

Director Compensation Program

Effective as of the Closing, the Board adopted a non-employee director compensation program (the “Director Compensation Program”). Pursuant to the Director Compensation Program, the non-employee directors of the Board are entitled to cash and equity compensation in such amounts necessary to attract and retain non-employee directors that have the talent and skills to foster long-term value creation and enhance the sustainable development of the Company. The compensation payable under the program is intended to be competitive in relation to both the market in which the company operates and the nature, complexity and size of Company’s business.

Under the Director Compensation Program, our non-employee directors are entitled to the following amounts for their service on the Board under the Director Compensation Program: (i) an annual cash retainer of $40,000; and (ii) if the non-employee director serves as the chairperson/lead independent director or chair of a committee of the Board, an additional annual retainer as follows: (A) $40,000 for the chairperson/lead independent director; (B) $20,000 for the chair of the audit committee; (C) $15,000 for the chair of the compensation committee; or (D) $10,000 for the chair of the nominating and corporate governance committee. Annual cash retainers will be paid quarterly in arrears and will be pro-rated for any partial calendar quarter of service.

Under the Director Compensation Program, each non-employee director who is initially elected or appointed to serve on the Board on or after the Closing will receive (A) if elected or appointed as chairperson or lead director, an equity award with a grant date fair value of $187,500 (as determined under the program); or (B) if elected or appointed in in any other position(s) on the board of directors, an equity award with a grant date fair value of $125,000 (as determined under the program) (in either case, an “Initial Award”). The Initial Award will be pro-rated based on the director’s length of service during the first year of his or her election or appointment. Each non-employee director who has served on the Board as of the date of an annual meeting of stockholders that occurs after Closing and will continue to serve as a non-employee director immediately following such meeting will receive an equity award with a grant-date fair value of approximately $125,000 (as determined under the program) (the “Annual Award”).

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The Board will determine the type(s) of award to be granted as Initial Awards and Annual Awards (collectively “Director Awards”) on or prior to the applicable grant date. The number of shares of our Common Stock subject to any Director Award that is a stock option will be determined by dividing the dollar value of such Director Award by the Black-Scholes value of a share of our Common Stock as of the applicable grant date. The number of shares of our Common Stock subject to any other type of Director Award (including restricted stock units) granted under the Director Compensation Program be determined by dividing the dollar value of such Director Award by the closing price of our Common Stock as of the applicable grant date. Any stock options granted under the Director Compensation Program will have an exercise price equal to the fair market value of our Common Stock on the date of grant and will expire not later than ten years after the date of grant.

Each Director Award will vest in full on the earlier of the first anniversary of the applicable grant date and the date of our next annual shareholder meeting following the grant date, subject to the applicable director’s continued service on the Board through the applicable vesting date. In addition, Director Awards will vest in full upon a “change in control” of the Company (as defined in the 2021 Plan) if the non-employee will not become a member of the Board or the board of directors of the Company’s successor (or any parent thereof) following such change in control.

Director Option Grants

In connection with the Business Combination, effective as of October 7, 2021, the Board approved the grant of stock options under the 2021 Plan to each of Robert Faulkner John Hubbard, Adam Goulburn, Emily Rollins and Neal Tiwari (each, a non-employee member of our Board) covering 41,363, 27,575, 27,575, 27,575 and 27,575, respectively, shares of our Common Stock.

Each stock option will vest and become exercisable with respect to one hundred percent (100%) of the shares subject thereto on the earlier of the first anniversary of the grant date, or the first annual meeting of the Company’s stockholders to occur following the grant date, in either case, subject to the applicable non-employee director’s continued service on the Board through each applicable vesting date.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Transactions

Certain relationships and related transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 212 thereof and are incorporated herein by reference.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company's board of directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that each of the directors, other than Mr. Coman, are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

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Risk Oversight

Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Audit Committee is also responsible for discussing our policies with respect to risk assessment and risk management. Our Board believes its administration of its risk oversight function has not negatively affected our Board’s leadership structure.

Committees of the Board of Directors

The committees of our Board are described in the Proxy Statement/Prospectus in the section entitled “Directors and Executive Officers of the Combined Company After the Business Combination—Board of Directors—Committees of the Board of Directors” beginning on page 206 thereof and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Science 37—Legal Proceedings” beginning on page 146, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Price Range of Securities and Dividends

The shares of Common Stock began trading on the Nasdaq under the symbol “SNCE” on October 7, 2021, in lieu of the shares of common stock of LSAQ. The Company has not paid any cash dividends on its shares of Common Stock to date. It is the present intention of the Board to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of the Company to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information respecting LSAQ’s common stock and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Trading Market and Dividends” on page 187 and such information is incorporated herein by reference.

Holders of Record

As of the Closing and following the completion of the Transactions, including the redemption of public shares as described above and the consummation of the PIPE Investment, the Company had 114,707,150 shares of Common Stock outstanding and held of record by 205 holders and no shares of preferred stock outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

At the Special Meeting, on October 4, 2021, LSAQ’s stockholders considered and approved the 2021 Plan and the Science 37 Holdings, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). The 2021 Plan and the ESPP were subsequently approved by the Board. The 2021 Plan and ESPP became effective on October 4, 2021.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections entitled “Proposal 4—The Stock Plan Proposal” and “Proposal 5—The ESPP Proposal” beginning on pages 99 and 104 thereof, respectively, which are incorporated herein by reference. The foregoing descriptions of the 2021 Plan and ESPP do not purport to be complete and is qualified in its entirety by the full text of the 2021 Plan and ESPP, respectively, and the related forms of award agreements under the 2021 Plan, which are attached hereto as Exhibits 10.13-10.15 (for the 2021 Plan) and Exhibit 10.16 (for the ESPP) and incorporated herein by reference.

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Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report relating to the issuance of the Company’s Common Stock in connection with the Transactions, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The Common Stock is described in the Proxy Statement/Prospectus in the section entitled “Comparison of Stockholders’ Rights” beginning on page 174 thereof and that information is incorporated herein by reference. As described below, the Company’s A&R Charter (as defined below) was approved by LSAQ’s stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

S37 has entered into indemnification agreements with each of its directors and executive officers. Under the terms of such indemnification agreements, we are required to indemnify each of our directors and executive officers, to the fullest extent permitted by the laws of the state of Delaware, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was our director or officer or was serving at our request in an official capacity for another entity. S37 must indemnify its directors and executive officers against all direct and indirect costs, fees and expenses of any type or nature whatsoever, including all other disbursements, obligations or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be witness in, settlement or appeal of, or otherwise participating in any threatened, pending or completed action, suit, claim, counterclaim, cross claim, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding. The indemnification agreements also require S37 to advance, to the extent not prohibited by law, all direct and indirect costs, fees and expenses that such director or executive officer incurred, provided that such person will return any such advance if it is ultimately determined that such person is not entitled to indemnification by S37. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.10 and is incorporated herein by reference.

Further information about the indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Comparison of Stockholders’ Rights—Indemnification of Directors, Officers, Employees and Agents” beginning on page 183 thereof and that information is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this report relating to the financial information of the Company, and to Exhibit 99.2, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this report relating to the change in LSAQ’s certifying accountant, which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

At the Closing, the Company consummated the PIPE Investment. The disclosure under Item 2.01 of this Report is incorporated into this Item 3.02 by reference.

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The Company issued the foregoing securities under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant

On October 7, 2021, WithumSmith+Brown PC (“Withum”), LSAQ’s independent registered public accounting firm prior to the Business Combination, was dismissed as LSAQ’s independent registered public accounting firm, which dismissal will become effective on following the completion of LSAQ’s review of the quarter ended September 30, 2021, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, LSAQ.

Withum’s report on LSAQ’s financial statements as of June 30, 2021 and June 30, 2020, and for the year ended June 30, 2021 and the period from December 18, 2019 (inception) through June 30, 2020, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from December 18, 2019 (inception) through June 30, 2021, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Report.

On the Closing Date, the Audit Committee of the Board approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021.

During the period from December 18, 2019 (inception) through June 30, 2021 and the subsequent interim period through October 13, 2021, neither LSAQ, nor any party on behalf of LSAQ, consulted EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on LSAQ’s financial statements, and no written report or oral advice was provided to LSAQ by EY that was an important factor considered by LSAQ in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined above.

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Item 5.01.	Changes in Control of the Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Officers,” “Executive Compensation,” “Director Compensation,” “Certain Relationships and Related Transactions” and “Indemnification of Directors and Officers” in Item 2.01 to this Report is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2021, the Company amended and restated its bylaws (as amended and restated, the “Pre-Closing Bylaws”) prior to the closing and amended and restated its certificate of incorporation effective as of the Closing (as amended, the “A&R Charter”). On October 7, 2021, the Company further amended and restated the Pre-Closing Bylaws (as amended and restated, the “A&R Bylaws”) to reflect the change in name of the Company to “Science 37 Holdings, Inc.”

Copies of the A&R Charter, the Pre-Closing Bylaws and the A&R Bylaws are attached as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 to this Report, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Charter, the Pre-Closing Bylaws and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Proposal 2—The Charter Approval Proposal” and “Comparison of Stockholders’ Rights” beginning on pages 94 and 174 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Item 5.06	Change in Shell Company Status

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Proposal 1—The Business Combination Proposal” beginning on page 70 thereof, which is incorporated herein by reference.

Item 8.01.	Other Events.

On October 6, 2021, the parties issued a joint press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

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The audited consolidated financial statements of Legacy Science 37 as of December 31, 2020 and 2019 and for the years then ended are included in the Proxy Statement/Prospectus beginning on page F-36 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Science 37 as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on page F-21 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of June 30, 2021 and for the six months then ended and for the year ended December 31, 2020 is filed as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits.

Exhibit		Incorporated by Reference
Number	Description	Form	Exhibit	Filing Date
2.1#	Agreement and Plan of Merger, dated as of May 6, 2021, by and among LifeSci Acquisition II Corp., LifeSci Acquisition II Merger Sub, Inc. and Science 37, Inc.	8-K	2.1	May 7, 2021
3.1	Amended and Restated Certificate of Incorporation.	S-4/A	3.3	September 15, 2021
3.2*	Amended and Restated By-Laws of LifeSci Acquisition II Corp.
3.3*	Amended and Restated By-Laws of Science 37 Holdings, Inc.
4.1*	Specimen Stock Certificate of Science 37 Holdings, Inc.
4.2	Private Warrant Agreement, dated November 24, 2020, between LSAQ and the Sponsor.	8-K	4.1	November 25, 2020
4.3	Form of Warrant Exchange Agreement between LSAQ and the Sponsor.	S-4/A	4.3	August 31, 2021
10.1	Letter Agreements, dated November 20, 2020, by and among LSAQ, its officers, its directors and its initial stockholders.	8-K	10.1	November 25, 2020
10.2	Investment Management Trust Agreement, dated November 20, 2020, by and between Continental Stock Transfer & Trust Company and LSAQ.	8-K	10.2	November 25, 2020
10.3	Registration and Stockholders Rights Agreement, dated November 20, 2020, by and among LSAQ and its initial stockholders.	8-K	10.4	November 25, 2020
10.4	Stock Escrow Agreement, dated November 20, 2020, by and among LSAQ, its initial stockholders, and Continental Stock Transfer & Trust Company.	8-K	10.3	November 25, 2020
10.5	Administrative Services Agreement, dated November 20, 2020, by and between the Registrant and LifeSci Capital LLC.	8-K	10.6	November 25, 2020
10.6	Subscription Agreement, dated November 20, 2020, by and among LSAQ and its initial stockholders.	8-K	10.5	November 25, 2020
10.7	Sponsor Support Agreement, dated May 6, 2021, by and among LSAQ and the LifeSci Capital LLC.	8-K	10.1	May 7, 2021
10.8	Form of PIPE Subscription Agreement.	S-4/A	10.10	August 31, 2021
10.9+	Form of Indemnification Agreement.	S-4/A	10.8	August 31, 2021
10.10+	Offer Letter by and between Science 37, Inc. and David Coman, dated November 13, 2019.	S-4	10.15	July 28, 2021
10.11+	Offer Letter by and between Science 37, Inc. and Stephen Geffon, dated November 13, 2019.	S-4	10.16	July 28, 2021
10.12+	Offer Letter by and between Science 37, Inc. and Jonathan Cotliar, dated October 20, 2016.	S-4	10.17	July 28, 2021
10.13+	Form of 2021 Science 37 Holdings, Inc. Incentive Award Plan.	S-4	10.13	July 28, 2021
10.14+*	Form of Option Agreement under 2021 Science 37 Holdings, Inc. Incentive Award Plan.

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10.15+*	Form of Restricted Stock Unit Agreement under 2021 Science 37 Holdings, Inc. Incentive Award Plan.
10.16+	Form of 2021 Science 37 Holdings, Inc. Employee Stock Purchase Plan.	S-4	10.14	July 28, 2021
10.17	Form of Amended and Restated Registration Rights Agreement by and among LSAQ, the Company and certain stockholders.	8-K	10.4	May 7, 2021
10.18	Form of Sponsor Lock-up Agreement	8-K	10.5	May 7, 2021
10.19	Form of Science 37 Holders Support Agreement	8-K	10.2	May 7, 2021
16.1*	Letter from WithumSmith+Brown PC to the U.S. Securities and Exchange Commission dated October 13, 2021.
21.1*	Subsidiaries of the Company.
99.1*	Press release dated October 6, 2021.
99.2*	Unaudited pro forma condensed combined financial information of the Company.

* Filed herewith.

# Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

+ Indicates management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Science 37 Holdings, Inc.

Date:	October 13, 2021	By:	/s/ David Coman
		Name:	David Coman
		Title:	Chief Executive Officer

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